Exhibit 10.46

Supplemental Agreement

Party A:

Contact:

Mailbox:

Party B: Alipay.com Co., Ltd.

Contact:

Mailbox:

Whereas both parties have signed the :Alipay Services Agreement” (Agreement No.:                    ) (hereinafter referred to as the “Original Agreement”).

As a result of friendly consultation between both Parties, the Original Agreement shall be adjusted as follows:

I. The payment service that Party B provides to Party A agreed in the Original Agreement shall be adjusted as follows:

Merchant withholding: For Alipay membership number                     , the service fee for credit repayment products is changed to [REDACTED]1 percent of the volume of each individual transaction;

II. Party A and Party B confirm that this Agreement shall take effect on the date when the rate actually changes and shall be valid for one year;

III. Based on the special preferential rates provided to Party A by Party B, Party A hereby covenants as follows:

1.	[REDACTED][2]

2.	[REDACTED][3]

3.	[REDACTED][4]

[1]	Confidential treatment requested
[2]	Confidential treatment requested
[3]	Confidential treatment requested
[4]	Confidential treatment requested

CONFIDENTIAL TREATMENT REQUESTED BY QUDIAN

If Party A breaches the above covenants, Party B is entitled to charge Party A a service fee in accordance with the rate set forth in the Original Agreement, and to request Party A to repay the balance of the fees that have been charged based on the preferential rate and the fees that should be charged based on the Original Agreement.

IV. This Agreement shall have the same legal effect as the Original Agreement. In the event of any conflict between the Original Agreement and the Supplemental Agreement, this Agreement shall prevail.

V. Party A has confirmed this Agreement by clicking “Confirm” on Party B’s platform, which shall have the same legal effect as that confirmed by Party A’s official seal. This Agreement is executed in four copies, with each party holding two copies, having the same legal effect.

Part A:	Party B: Alipay.com Co. Ltd.
Date:	Date:

2

CONFIDENTIAL TREATMENT REQUESTED BY QUDIAN